UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 11, 2020 (August 10, 2020)

Gladstone Investment Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	814-00704	83-0423116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1521 Westbranch Drive, Suite 100, McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 287-5800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	GAIN	The Nasdaq Stock Market LLC
6.250% Series D Cumulative Term Preferred Stock, $0.001 par value per share	GAINM	The Nasdaq Stock Market LLC
6.375% Series E Cumulative Term Preferred Stock, $0.001 par value per share	GAINL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 10, 2020, Gladstone Investment Corporation (the “Company”), through its wholly-owned subsidiary Gladstone Business Investment, LLC, entered into Amendment No. 5 to its Fifth Amended and Restated Credit Agreement (the “Amendment”) with KeyBank National Association (“KeyBank”), as administrative agent, swingline lender, managing agent and lead arranger, Gladstone Management Corporation, the Company’s adviser, as servicer, and certain other lenders party thereto (together with the Amendment, the “Credit Facility”).

Among other things, the Amendment provides for certain temporary changes to the Credit Facility during the COVID-19 Relief Period beginning on the effective date of the Amendment and ending on March 31, 2021, which may be extended, subject to certain conditions. Such changes include: (i) amending the definition of “Effective Advance Rate,” provided, that during such period the overall effective advance rate does not exceed 55%; and (ii) removing or changing certain “Excess Concentration Limits.”

In addition, the Amendment provides for certain permanent changes to the Credit Facility, including, among other things: (i) implementing “LIBOR” replacement language; (ii) implementing a 0.5% “LIBOR” floor; (iii) reducing the facility size from $200.0 million to $180.0 million, which may be expanded to $300.0 million through additional commitments; and (iv) certain other changes to existing terms and covenants.

The Credit Facility continues to include customary terms, covenants, events of default and constraints on borrowing availability based on collateral tests for a credit facility of its size and nature.

The foregoing summary of the Credit Facility uses terms as defined in the Credit Facility and is not complete and therefore is qualified in its entirety by reference to Amendment No. 5, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 5 to Fifth Amended and Restated Credit Agreement, dated as of August 10, 2020 by and among Gladstone Business Investment, LLC, as Borrower, Gladstone Management Corporation, as Servicer, KeyBank National Association, as administrative agent, swingline lender, managing agent and lead arranger and certain other lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Investment Corporation

Date: August 11, 2020	By:	/s/ Julia Ryan
Julia Ryan
Chief Financial Officer and Treasurer